UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2020

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On June 23, 2020, SLM Corporation filed a Form 8-K to report certain events under Items 5.07, 8.01 and 9.01. Due to an inadvertent error, the submission header coding referred erroneously to Item 5.03 and not to Item 5.07. For the convenience of readers of our reports, this Form 8-K/A is being filed to correct the submission header coding. The content of this Form 8-K/A is otherwise identical to the content of the Form 8-K filed on June 23, 2020.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 18, 2020, SLM Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the following proposals were submitted to a vote of the Company’s stockholders, with the voting results indicated below:

Proposal 1 – Election of Directors. The Company’s stockholders elected the following 12 directors to hold office until the 2021 Annual Meeting of Stockholders and until their successors have been duly elected or appointed.

	For	Against	Abstain	Broker Non-Votes
Paul G. Child	335,555,897	1,947,101	154,610	14,938,727
Mary Carter Warren Franke	319,677,590	17,832,415	147,603	14,938,727
Earl A. Goode	315,263,280	22,241,183	153,145	14,938,727
Marianne M. Keler	335,425,040	2,085,931	146,637	14,938,727
Mark L. Lavelle	320,633,449	16,869,847	154,312	14,938,727
Jim Matheson	319,636,934	17,867,306	153,368	14,938,727
Frank C. Puleo	335,223,408	2,279,690	154,510	14,938,727
Vivian C. Schneck-Last	335,557,325	1,945,447	154,836	14,938,727
William N. Shiebler	319,631,676	17,871,921	154,011	14,938,727
Robert S. Strong	335,560,142	1,943,354	154,112	14,938,727
Jonathan W. Witter	335,685,024	1,820,317	152,267	14,938,727
Kirsten O. Wolberg	319,638,001	17,871,485	148,122	14,938,727

Proposal 2 – Advisory Vote on Executive Compensation. The Company’s stockholders approved, by an advisory vote, the compensation of its named executive officers.

For	Against	Abstain	Broker Non-Votes
318,911,887	18,568,606	177,115	14,938,727

Proposal 3 – Ratification of the Appointment of KPMG LLP. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
349,712,666	2,691,895	191,774	-

ITEM 8.01 OTHER EVENTS

On June 18, 2020, the Board of Directors (the “Board”) of the Company appointed Mary Carter Warren Franke, an independent director and member of the Company’s Board since April 2014, Board Chair effective immediately.

A copy of the press release announcing Ms. Franke’s appointment as Board Chair is included with this Form 8-K as Exhibit 99.1. The press release at Exhibit 99.1 and incorporated by reference herein is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended

(the "Exchange Act"), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1*	Press Release, dated June 18, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Furnished herewith.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: June 24, 2020	By:	/s/ Nicolas Jafarieh
Nicolas Jafarieh
Senior Vice President and General Counsel